EXECUTION COPY

AMENDMENT NO. 3 TO THE

FIVE YEAR REVOLVING CREDIT AGREEMENT

Dated as of January 11, 2008

AMENDMENT NO. 3 TO THE FIVE YEAR REVOLVING CREDIT AGREEMENT (this “Third Amendment”), among KBR HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Banks”), and Citibank, N.A., as paying agent (the “Agent”) for the Banks.

PRELIMINARY STATEMENTS

(1) The Borrower, the Banks and the Agent have entered into a Five Year Revolving Credit Agreement, dated as of December 16, 2005 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Third Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Required Banks have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)

Section 2.19 (a) is amended by inserting immediately before the semi-colon the phrase “ and, in such notice to the Agent, indicate whether the Borrower wishes the Commitment Increase to be comprised in whole or in part from increases in the Revolving Credit Commitments of the Banks or from the Revolving Credit Commitments of one or more Eligible Assignees”.

(b)	Clauses (b) and (c) of Section 2.19 (b) are amended by deleting the clauses in their entirety and substituting therefor the following clauses:

“(b) In the event that the Borrower has indicated its wish for the Commitment Increase to be comprised in whole or in part from increases in the Revolving Credit Commitments of the Banks, the Agent shall promptly notify the Banks of a request by the Borrower for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which a Bank wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

Revolving Credit Commitments (the “Commitment Date”). In such event that the Borrower wishes the Commitment Increase to be in whole or in part from one or more Eligible Assignees, the Borrower may extend offers to one or more Eligible Assignees to so participate. Each such Bank and/or Eligible Assignee, as the case may be, shall, in its sole discretion, give written notice to the Agent on or prior to the Commitment Date of the amount by which it is willing to commit to such Commitment Increase.

(c) Promptly following each Commitment Date, the Agent shall notify the Borrower of the amount by which each Bank and/or Eligible Assignee, as the case may be, is willing to commit to such Commitment Increase, and the Borrower will promptly notify the Agent of the Commitment Increase that it wishes to allocate to such Bank (each an “Increasing Lender”) or Eligible Assignee (each such Eligible Assignee, an “Assuming Lender”), as the case may be; provided, however, that the Revolving Credit Commitment of each such Eligible Assignee shall be in an amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof. The Borrower, at its discretion, may withdraw its request for a Commitment Increase at any time prior to the Increase Date.”

(c)	Section 2.19 (d) is amended by deleting the entire phrase prior to the semi-colon and substituting therefor the following phrase:

“On each Increase Date, each Assuming Lender shall become a Bank party to this Agreement with a Revolving Credit Commitment, and the Revolving Credit Commitment of each Increasing Lender shall be increased by, in each case, the amount of the Commitment Increase allocated to it by the Borrower”.

(d)	Section 5.02 (g) is amended by deleting subsection (x) thereof and substituting subsection (x) in its entirety with the following:

“Borrower may declare and pay a dividend and/or purchase any of its Equity Interests in an aggregate amount not to exceed $400 million (such amount, as decreased by any such dividends and/or purchases, the “Distribution Cap”), provided that no such dividends or purchases shall be made from the proceeds of a Borrowing hereunder. In the event that the Borrower issues additional Equity Interests in the form of common stock after the Borrower shall have paid any such dividends and/or made any such purchases, the Distribution Cap shall be replenished by (i) the amount of the net cash proceeds of the issuance of any such Equity Interests and/or (ii) the amount of any portion of the purchase price for an Investment permitted by Section 5.02(f)(ii) paid by the issuance of any such Equity Interests, so long as, in the case of either of clauses (i) and (ii), the Distribution Cap does not exceed $400 million at any time. ”

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

SECTION 2. Conditions of Effectiveness. This Third Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Third Amendment executed by the Borrower and the Required Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Third Amendment and the consent attached hereto executed by each Relevant Party (other than the Borrower). This Third Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a)       the representations and warranties contained in each Loan Document are correct on and as of the date hereof (except (i) those representations and warranties contained in (A) Section 4.01(i) of the Credit Agreement to the extent such matters are subject to, and covered by, (x) the Indemnity Agreement and (y) the Disclosed Litigation, and (B) Section 4.01(f) of the Credit Agreement and (ii) those other representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date) after giving effect to this Third Amendment, as though made on and as of the date hereof; and

(b)       no event has occurred and is continuing, after giving effect to this Third Amendment, which constitutes a Default or an Event of Default.

SECTION 5. Reference to and Effect on the Loan Document.

(a)          On and after the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

(b)          The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)          The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Third Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

SECTION 7. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Third Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[signature page follows]

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KBR HOLDINGS, LLC

By	/s/ Chip E. Schneider
Title: Vice President & Treasurer

CITIBANK, N.A.,

as Paying Agent and as Bank

By	/s/ James E. Reilly, Jr.
Title: Attorney-in-Fact

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

ABU DHABI INTERNATIONAL BANK INC.

By: /s/ David J. Young

Name: David J. Young
Title: Vice President

By: /s/ Nagy S. Kolta

Name: Nagy S. Kolta
Title: Executive Vice President

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

AUSTRALIA AND NEW ZEALAND BANKING

GROUP LIMITED

By: /s/ Damodar Menon

Name: Damodar Menon
Title: Director

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

CITIBANK, N.A.

By: /s/ James F. Reilly, Jr.

Name: James F. Reilly, Jr.
Title: Attorney-in-Fact

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By: /s/ Vanessa Gomez

Name: Vanessa Gomez
Title: Director

By: /s/ Morenikeji Ajayi

Name: Morenikeji Ajayi
Title: Associate

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

HSBC SECURITIES (USA) INC.

By: /s/ Mercedes Ahumada

Name: Mercedes Ahumada
Title: Assistant Vice President

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

ING BANK N.V.

By: /s/ Rene Weijers

Name: Rene Weijers
Title: Managing Director

By: /s/ Russell Boon

Name: Russell Boon
Title: Senior Relationship Manager

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

JPMORGAN CHASE BANK, N.A.

By: /s/ Kevin J. Utsey

Name: Kevin J. Utsey
Title: Vice President

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

LEHMAN COMMERCIAL PAPER INC.

By: /s/ Maria M. Lund

Name: Maria M. Lund
Title: Authorized signatory

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

LLOYDS TSB BANK PLC

By: /s/ Mario Del Duca

Name: Mario Del Duca
Title: Assoc. Director, Corp. Banking USA

By: /s/ Windsor R. Davies

Name: Windsor R. Davies
Title: Managing Director, Corp. Banking USA

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

MERRILL LYNCH BANK USA

By: /s/ Louis Alder

Name: Louis Alder
Title: Director

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

MIZUHO CORPORATE BANK, LTD.

By: /s/ James R. Fayen

Name: James R. Fayen
Title: Deputy General Manager

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

NATIONAL BANK OF KUWAIT, S.A.K.

By: /s/ Robert J. McNeill

Name: Robert J. McNeill
Title: General Manager

By: /s/ Rex Richardson

Name: Rex Richardson
Title: Assistant General Manager

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

RAYMOND JAMES BANK, FSB

By: /s/ Joseph A. Ciccolini

Name: Joseph A. Ciccolini
Title: Vice President – Senior Corporate Banker

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

STANDARD CHARTERED BANK

By: /s/ Robert K. Redding

Name: AVP Credit Documentation
Title:

By: /s/ Richard L. Van de Geryle

Name: Richard L. Van de Geryle, Jr.
Title: Director

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

STATE STREET BANK AND TRUST COMPANY

By: /s/ Juan G. Sierra

Name: Juan G. Sierra
Title: Vice President

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Masakazu Hasegawa

Name: Masakazu Hasegawa
Title: Joint General Manager

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

THE BANK OF NOVA SCOTIA

By: /s/ D. G. Mills

Name: D. G. Mills
Title: Director, Head of Energy Execution

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

THE BANK OF TOKYO-MITSUBISHI, LTD. –

HOUSTON AGENCY

By: /s/ Kelton Glasscock

Name: Kelton Glasscock
Title: Vice President & Manager

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ Brian J. Smith

Name: Brian J. Smith
Title: Vice President

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

UBS LOAN FINANCE LLC

By: /s/ Mary E. Evans

Name: Mary E. Evans
Title: Associate Director

By: /s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/ Shawn Young

Name: Shawn Young
Title: Vice President

KBR Five-Year Revolving Credit Agreement

Amendment No. 3

CONSENT

Dated as of January 11, 2008

The undersigned, one of the Relevant Parties referred to in the Credit Agreement referred to in the foregoing Third Amendment, hereby consents to such Third Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Third Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Third Amendment, each reference in each Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Third Amendment .

KBR, INC.

KELLOGG BROWN & ROOT LLC (fka KELLOGG BROWN & ROOT, INC.)

KELLOGG BROWN & ROOT SERVICES, INC.

KELLOGG BROWN & ROOT

INTERNATIONAL, INC.

KELLOGG BROWN & ROOT, INC.

By: /s/ Chip E. Schneider

Name: Chip E. Schneider

Title: Vice President & Treasurer

KBR Five-Year Revolving Credit Agreement

Amendment No. 3